Exhibit 10.9

Jupitermedia Corporation

Compensation Plan

For the Period from January 1 - December 31, 2008

From:	Compensation Committee:
Michael J. Davies
Gilbert Bach
John Patrick
William Shutzer

To:	Christopher Cardell

Date:	March 7, 2008

Name:	Christopher Cardell	Base Salary (As of March 1, 2008)	$354,000

Title:	Chairman and COO	Maximum Annual Incentive	$247,800

		(70% of Base)

Annual Incentive Compensation:

Annual incentive compensation will be earned based on the following three objectives

•	Achievement of Revenue Target - Maximum Incentive = $82,600 (See schedule A)

•	Achievement of EBITDA Target - Maximum Incentive = $82,600 (See schedule B)

•	Achievement of management objectives as described below - Maximum Incentive - $82,600

Total Maximum Incentive = $247,800

Revenue Target 2008 (See Schedule A)	$150,044,414

Amount Available For Annual Incentive	$82,600

	Percent of Target	Bonus % Earned	Bonus Amount Earned
	115%	100%	$82,600	(Maximum)
	110%	80%	66,080
	105%	60%	49,560
	100%	40%	33,040
	95%	20%	16,520
	90%	0%	—

EBITDA Target 2008 (See Schedule B)	$31,960,867

Amount Available For Annual Incentive	$82,600

	Percent of Target	Bonus % Earned	Bonus Amount Earned
	115%	100%	$82,600	(Maximum)
	110%	80%	66,080
	105%	60%	49,560
	100%	40%	33,040
	95%	20%	16,520
	90%	0%	—

•

Achievement of restructuring both divisions so that they are more efficient and can perform better than in the previous year. Such restructuring includes reorganization of management staffing, improvement of workflow and acquisitions.

•	Achievement of conversion of financial reporting systems to Oracle Financials, launch of Jupiterimages Web site/software re-architecture and JupiterDigital.com.

•	Achievement of other management objectives based on the discretion of the Compensation Committee.

•	Elimination of the three significant accounting deficiencies by December 31, 2008

Amount Available For Annual Incentive	$82,600

•	Annual Incentive is payable upon Compensation Committee approval after year end.

•	Annual Incentive excludes any acquisitions made in 2008

ACCEPTED AND AGREED UPON BY THE UNDERSIGNED:

Signature
Christopher Cardell
President and COO